UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 22, 2014

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
(Registrant)
(Exact name of registrant as specified in its charter)

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o Greenhaven Commodity Services, LLC 3340 Peachtree Road Suite 1910 Atlanta, GA (Address of principal executive offices)	30326 (Zip Code)

001-33908
001-33909
(Commission File Number)

(404) 239-7942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into Material Definitive Agreements
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1  Amendment No. 5  to Agreement for Marketing Services
EX-10.2  Amendment No.3 to Distribution Agreement

Item 1.01 Entry into Material Definitive Agreements.

(1)
On January 17, 2014, GreenHaven Commodity Services, LLC (the Managing Owner”) (the Managing Owner of GreenHaven Continuous Commodity Index Fund (“GreenHaven”) and GreenHaven Continuous Commodity Index Master Fund) entered into an amendment to its Agreement for Marketing Services with ALPS Distributors, Inc. (“ALPS”), in order to modify the fees and expenses payable to ALPS thereunder.

The foregoing description is qualified in its entirety by the amendment, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

(2)
Additionally, on January 17, 2014, GreenHaven and the Managing Owner entered into an amendment to their Distribution Services Agreement with ALPS, in order to modify the fees and expenses payable to ALPS thereunder.

The foregoing description is qualified in its entirety by the amendment, attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

       10.1 – Amendment No. 5 to Agreement for Marketing Services, dated January 17, 2014
       10.2 – Amendment No. 3 to Distribution Services Agreement, dated January 17, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead F. Pringle, III

Name:	Ashmead F. Pringle, III
Title:	Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead F. Pringle, III

Name:	Ashmead F. Pringle, III
Title:	Chief Executive Officer

Date: January 22, 2014